Analyst Day Lisle, IllinoisNovember 1, 2006

Information contained in this document other than historical information, may be considered forward-looking. Forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these terms or other comparable words, or by discussions of strategy, plans or intentions. Forward-looking information reflects management’s current views of future events and financial performance that involve a number of risks and uncertainties. The factors that could cause actual results to differ materially include, but are not limited to, the following: (1) general economic conditions; (2) changes in financial markets; (3) political conditions and developments, including conflict in the Middle East and the war on terrorism; (4) changes in the supply and demand for steel and our specific steel products; (5) the level of demand outside of North America for steel and steel products; (6) equipment performance at our manufacturing facilities; (7) the occurrence of any material lawsuits; (8) the availability of capital; (9) our ability to properly and efficiently staff our manufacturing facilities; (10) domestic and international competitive factors, including the level of steel imports into the Canadian and US markets; (11) economic conditions in steel exporting nations; (12) trade sanction activities and the enforcement of trade sanction remedies; (13) supply and demand for scrap steel and iron, alloys and other raw materials; (14) supply, demand and pricing for the electricity and natural gas that we use; (15) changes in environmental and other regulations, including regulations arising from the Canadian Parliament’s ratification of the Kyoto Protocol, and the magnitude of future environmental expenditures; (16) inherent uncertainties in the development and performance of new or modified equipment or technologies; (17) North American interest rates; (18) exchange rates; (19) a significant change in the timing of, or the imposition of any government conditions to, the closing of the transaction; and (20) the extent and timing of our ability to obtain revenue enhancements and cost savings following the transaction. For further information please refer to the most recent SEC filings of IPSCO and NS Group. This list is not exhaustive of the factors which may impact our forward-looking statements. These and other factors should be considered carefully and users should not place undue reliance on our forward-looking statements. As a result of the foregoing and other factors, no assurance can be given as to any such future results, levels of activity or achievements and neither we nor any other person assumes responsibility for the accuracy and completeness of these forward-looking statements. We undertake no obligation to update forward-looking statements contained in this presentation. Special Note Regarding Forward-Looking Statements

Agenda 1:00 Welcome – David Sutherland 1:05 History Video 1:15 Strategic Goals – David Sutherland 1:35 Financial Overview – Vicki Avril/Phil Marusarz 2:00 Overview of Acquisition – David Britten 2:30 15 Minute Break 2:45 Value Creation Strategy – David Sutherland 3:30 Industry Outlook – John Tulloch 4:00 Q&A - All 5:00 Adjourn

50th Anniversary Video 10 Minute Version

Strategic Goals David Sutherland President and Chief Executive Officer

Strategic Goals Be a leading supplier of wide and thick carbon hot rolled discrete plate and coil across the NAFTA region Become a major player in certain special steel markets, especially tubular products and flat-rolled alloy steels, in North America Be a leading processor of value-added wide and thick hot rolled coil into cut-to-length value-added products and enhanced services Earn an average return on shareholders' equity which is among the leaders in long-term profitability in the carbon steel industry Be a reliable employer with excellent and safe working conditions Be a good corporate citizen in the communities in which it operates

Strategic Goals Be a leading supplier of wide and thick carbon hot rolled discrete plate and coil across the NAFTA region Currently #1 North American Producer Growing capacity by 400,000 to 500,000 tons Become a major player in certain special steel markets, especially tubular products and flat-rolled alloy steels, in North America Be a leading processor of value-added wide and thick hot rolled coil into cut-to-length value-added products and enhanced services Earn an average return on shareholders' equity which is among the leaders in long-term profitability in the carbon steel industry Be a reliable employer with excellent and safe working conditions Be a good corporate citizen in the communities in which it operates

Strategic Goals Be a leading supplier of wide and thick carbon hot rolled discrete plate and coil across the NAFTA region Become a major player in certain special steel markets, especially tubular products and flat-rolled alloy steels, in North America Additional capacity and capability via the NS Group acquisition Adding 170,000 ton heat-treat, quench and temper capability in Mobile Increasing tubular heat-treat capacity Frontier Pipe Research development of as-rolled X100 steelBe a leading processor of value-added wide and thick hot rolled coil into cut-to-length value-added products and enhanced services Earn an average return on shareholders' equity which is among the leaders in long-term profitability in the carbon steel industry Be a reliable employer with excellent and safe working conditions Be a good corporate citizen in the communities in which it operates

Strategic Goals Be a leading supplier of wide and thick carbon hot rolled discrete plate and coil across the NAFTA region Become a major player in certain special steel markets, especially tubular products and flat-rolled alloy steels, in North America Be a leading processor of value-added wide and thick hot rolled coil into cut-to-length value-added products and enhanced services Current capacity 1.2 million tons annually Continue to invest in upgrading leveling capability Earn an average return on shareholders' equity which is among the leaders in long-term profitability in the carbon steel industry Be a reliable employer with excellent and safe working conditions Be a good corporate citizen in the communities in which it operates

Strategic Goals Be a leading supplier of wide and thick carbon hot rolled discrete plate and coil across the NAFTA region Become a major player in certain special steel markets, especially tubular products and flat-rolled alloy steels, in North America Be a leading processor of value-added wide and thick hot rolled coil into cut-to-length value-added products and enhanced services Earn an average return on shareholders' equity which is among the leaders in long-term profitability in the carbon steel industry Consistently top-rated in return on equity, operating margin and operating profit per ton among steel and tubular producers Be a reliable employer with excellent and safe working conditions Be a good corporate citizen in the communities in which it operates

Strategic Goals Be a leading supplier of wide and thick carbon hot rolled discrete plate and coil across the NAFTA region Become a major player in certain special steel markets, especially tubular products and flat-rolled alloy steels, in North America Be a leading processor of value-added wide and thick hot rolled coil into cut-to-length value-added products and enhanced services Earn an average return on shareholders' equity which is among the leaders in long-term profitability in the carbon steel industry Be a reliable employer with excellent and safe working conditions Improved safety record by 60% in last four years Successfully renegotiated five-year union contract eight months in advance of current contract expiration Low turnover of employee base Be a good corporate citizen in the communities in which it operates

Strategic Goals Be a leading supplier of wide and thick carbon hot rolled discrete plate and coil across the NAFTA region Become a major player in certain special steel markets, especially tubular products and flat-rolled alloy steels, in North America Be a leading processor of value-added wide and thick hot rolled coil into cut-to-length value-added products and enhanced services Earn an average return on shareholders' equity which is among the leaders in long-term profitability in the carbon steel industry Be a reliable employer with excellent and safe working conditions Be a good corporate citizen in the communities in which it operates First to achieve all steel and tubular facilities as ISO 14001 Contributed to Hurricane Katrina relief work with a $500,000 donation to the Red Cross, provided shelter to evacuees, distributed bottled water to the area and provided a matching grant program for employee donations

Financial Overview Vicki Avril Senior Vice President and Chief Financial Officer Phil Marusarz Corporate Controller

Third Quarter 2006 Operating Performance (1.5) 48.2 47.5 Diluted Shares Outstanding +49 2.78 4.15 Diluted EPS +47 134 197 Net Income +34 217 290 Income Before Tax +43 202 289 Operating Income +37 $726 $997 Sales B/(W) % Chg. 2005 2006 Record quarterly sales of $997 million Record quarterly shipments of 1,042,000 tons Record tubular product shipments of 351,000 tons Record average product price of $957 per ton $ millions except EPS

Balance Sheet/Key Metrics3Q063Q05$ in Millions Cash and Equivalents $744 $602 $613 Receivables (DSO) 34.6 34.0 34.1 Inventory Turns 3.9 4.1 4.1 Debt $313 $312 $414 Capital Investment $19.4 $11.8 $21.1 Share Repurchase 0 $86 $11.6 Return on Capital 42.9% 42.0% 45.5% Total Debt/Capital % 13.3% 14.4% 21.6% Return on Equity 38.1% 32.4% 33.1% 2Q06

Industry-Leading Profitability



Operating Income as a % of Sales
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
13.7%
3.5%
29.0%
21.8%
21.5%
6.9%
23.8%
24.9%
34.0%
U. S. Steel
AK*
Mittal
IPSCO
Nucor
NS Group
Integrated
Mini-mills
Tubular
Full Year 2004
Full Year 2005
First Half 2006
3Q06

16

Historical Financial Summary ($ in Millions) EBITDA is an important non-GAAP measure used by financial analysts to value the company. EBITDA = Revenues – COGS – SG&A + Depreciation IPSCO Revenue$1,359$2,531$3,033$3,646200320042005LTM 9/30/06NS Group EBITDA $186$86$144($12)25.9%24.0%18.5%-4.6%200320042005TTM 9/30/06NS Group Revenue$259$467$601$676200320042005LTM 9/30/06

Financial Strategy: Use of Cash Invest In The Business – Modest capital spending needs; strong cash flow provides good defense in downturns Make Smart Acquisitions – Looking for geographic and complementary acquisitions; not willing to overpay Return Cash To Shareholders – Increased dividend from Cdn $0.05 in 3Q04 to Cdn $0.20 in 2Q06; repurchased 934,700 shares ($85.5M) in the second quarter of 2006 Maintain Strong Balance Sheet – As of September 30, 2006 debt to total capitalization of 13.3% and net cash of $431M ($744M cash & cash equivalents less $313M debt)

Dividends per Share Have Grown Dividends have increased 300% over the past two years $0.00$0.05$0.10$0.15$0.20$0.252Q043Q044Q041Q052Q053Q054Q051Q062Q06

Growth Strategy: Strategic Capital Expenditures Increase Heat Treating Capabilities – Expanding production capacities in higher value heat-treat, quench and tempered pipe in Calgary, Alberta and plate in Mobile, Alabama Eliminate Bottlenecks – Rebalancing processes and executing Six Sigma programs within each facility that will unlock added capacity and improve asset utilization Expand Finishing Processes – Investing in new value-added processes that improve the mix and margins of our product lines Broaden Product Offerings – Expand pipe diameter offerings in casing to include larger popular diameters in high collapse grades of steel Strategic Synergies – Invest in projects that create synergies with our core business strategies

Capital Expenditures Increased capital expenditures in 2006 will be focused on value-added product mix enhancements -50100150200250300350400199519961997199819992000200120022003200420052006EUSD millions

Structure of Acquisition Financing $500 million 5-Year Revolving Facility $250 million 5-Year Term Loan $350 million 10-Year Bond Resultant Total Debt To Capital of ~ 30%

Strategic Acquisition of NS Group David Britten Vice President Corporate Development

Transaction Overview IPSCO is acquiring NS Group for $1.46 billion net of cash or $66 per share NS Group is a leading domestic producer of seamless and welded tubular steel products for the energy industry Strategic fit with IPSCO’s strong position in energy tubular products Acquisition is accretive before synergies Synergies are expected to provide substantial annual savings Financing to include cash on hand and debt obtained under a fully committed bank credit facility Expected to close by year end 2006 Profitable growth in the attractive energy sector

Strategic Rationale Combination of IPSCO and NS Group is CompellingLeading North American supplier of steel plate Major North American supplier of a comprehensive range of energy products State-of-the-art manufacturing facilities History of innovation and strong customer relationships Major producer of seamless tubular products Major US supplier of a diverse range of energy tubular products Strong presence in alloy tubulars Premium oilfield connections and services Strengthens position as a leading North American supplier in the energy tubular products sector Diversifies product portfolio and enhances growth profile Positions IPSCO well to benefit from the attractive oil and gas industry fundamentals Increases presence in the US energy sectorNS Group IPSCO

Pure-play oilfield products and services Fully integrated seamless capacity Substantial growth prospects Premium energy tubulars Premium connections Accessories and field services Seamless and welded OCTG Predominantly alloy OCTG NS Group Overview Energy tubular products Seamless and welded Oil country tubular goods (OCTG), line pipe, drill pipe, coupling stock Oilfield services Premium connections Accessories and field services Products and Services Investment Considerations NS Group 2006 Product Mix (a) (a) Based on 1H 2006 Revenues OCTG93%Other7% Seamless69%Welded31%

Increased Energy and Alloy Product Mix IPSCO + NS Group Alloy Carbon Alloy Carbon Non- Energy Energy Energy Non- Energy Total Product Mix OCTG Product Mix Note: Based on 1H 2006 Revenues IPSCO

Competitors:
Major North American Energy Pipe Producers
Diameter Range


V&M Star
NS Group
Tenaris
Lone Star
USS
Stupp
ACIPCO
Berg
Oregon
IPSCO
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
75
80
Finished Product Outside Diameter (OD) - Inches

28

A fully integrated welded and seamless energy tubular business Source: Estimated from Company filings IPSCO/NS GroupUS SteelTenaris/MaverickLoneStarV&M Star05001,0001,5002,0002,5003,000Capacity (000's of Tons)Energy Tubular Capacity Canada & US

Top Plate Producer in North America Note: Based on 1H06 shipments including plate in coil form. Source: Estimated from Company filings *Estimates will complement IPSCO’s leading position in plate IPSCONucor Mittal USA*OregonAlgomaCitisteel*Jindal*05001,0001,5002,000Shipments (000's of Tons)

Positive US / Canadian Rig Count Outlook



Forecast
2,500
2,000
1,500
1,000
500
0
Average Active Rigs
918
345
1,156
341
830
263
1,030
372
1,190
365
1,383
455
1,668
502
1,889
493
1,990
506
2,061
521
2,119
531
2,177
542
2000
2001
2002
2003
2004
2005
2006E
2007E
2008E
2009E
2010E
2011E
US
Canada

Source: Drilling and Production Outlook per Spears & Associates, Inc., September 2006
Historical data per Baker Hughes, May 2006

31

Comprehensive Tubular Product Offering IPSCO Tubular NS Group Tubular Small & large diameter Electric resistance & spiral welded Carbon & alloy OCTG, line pipe, standard pipe & structural tubing Research & applied technology A leading position in seamless tubing Major position in alloy welded casing Alloy & carbon Premium connections OCTG, line pipe, standard pipe, drill pipe & coupling stock

Strategically Located Facilities

25 Geographic Locations



Edmonton, AB
Red Deer, AB
Saskatoon, SK
Surrey, BC
Calgary, AB
Regina, SK
Brandon, MB
Winnipeg, MB
Thunder Bay, ON
Minot, ND
Dickinson, ND
Toronto, ON
St. Paul, MN
Camanche, IA
Koppel, PA
Montpelier, IA
Ambridge, PA
Geneva, NE
Wilder, KY
Catoosa, OK
Blytheville, AR
Odessa, TX
Houston, TX
Mobile, AL
Baytown, TX
IPSCO – Steelworks
IPSCO – Coil Processing
IPSCO – Pipe Mill
IPSCO – Scrap Processing
NS Group – Seamless
NS Group – Welded
NS Group – Ultra Premium Connections
NS Group – Finishing / Threading

33

Financial Overview IPSCO NS Group ($ in millions, tons in 000s, per ton data in $ per ton)LTM 9/30/06 Tons Shipped 4,001 492 (a) Revenues 3,646 $ 721 $ Operating Income 1,012 $ 179 $ % Margin28%25%Operating Income / Ton ($ per ton)253$ 365$ Net Income 674 $ (b) 129 $ Depreciation & Amortization 73 $ 7 $ Note: NS Group financials exclude the acquisition of Ultra Premium Oilfield Services announced on July 24, 2006(a) Includes thirteen thousand tons of non-tubular shipments(b) Net income excludes tax affected impact of $1.9 million gain on sale of assets and $6.2 million loss on early extinguishment of debt

Growth Initiatives Seamless tube mill Increase capacity by 20% to 319,000 tons/year Acquisition of Ultra Patented premium thread technology Oil field services and accessories Brand recognition New product expansion 5½" O.D. seamlessBenefits Beginning January 2008

Energizing IPSCO’s Strategy Consistent with IPSCO’s stated long-term strategies Increased high value-added energy products and services High returns relative to the industry Expanded presence in the US market Improved regional scale and footprint Strategy for profitable growth Strategic combination of two of the most profitable players in the energy services sector Enhances steel short strategy with more outlets for IPSCO’s steel Advances integration of IPSCO’s North American operating platform Leverages the expertise of two highly skilled workforces Services the growing North American energy market from a fully competitive domestic footprint

Integration Activities Going Well Teams have been formed around functional responsibilities to ensure a seamless integration Current activities are confirming our belief that we have an excellent cultural fit between the two companies Participants are in the process of building a combined business platform to grow our company and create additional shareholder value Waiting period under the Hart-Scott-Rodino Antitrust Act of 1976 expired on October 16 Acquisition remains subject to other customary closing conditions including approval of the merger by NS Group shareholders Merger expected to close in the fourth quarter

Summary Consistent with IPSCO’s stated long-term strategies A leading supplier of North American energy tubular products A major supplier of seamless and welded pipe to the energy sector Highly complementary diversified product offering Well positioned to benefit from strong oil and gas industry fundamentals Strong and stable tubular customer baseOperating platform is fully integrated for both welded and seamless energy tubulars Supports IPSCO’s steel short strategy Transaction is accretive before potential synergies Significant synergy potential Balance sheet remains conservative with flexibility to pursue further growth opportunities

Value Creation Strategy David Sutherland President and Chief Executive Officer

 IPSCO at a Glance One of North America’s leading steel plate and pipe producers. IPSCO is dual-listed as “IPS” on the NYSE and TSX. Uniquely positioned to capitalize on cyclical trends, employing a “steel short” strategy to optimize pricing, production and margins based on current demand across its markets – industrial, transportation and energy. A company with modern, state-of-the-art facilities, management depth and experience, and focus on low-cost production and profitable growth – propelling the company to record sales, record production and record earnings of $11.96 per diluted share in 2005 and $10.51 per diluted share in the first nine months of 2006.

Historical Shipments – 1995 - 2006 We have grown both Tubular and Steel Mill Products Tubular (M tons) Steel Mill (M tons) .5 1 1.5 3 2 1 Average CAGR = 13.1% YTD ’06 is nine month annualized - 500,000 1,000,000 1,500,000 19951996199719981999200020012002200320042005LTM 9/30/06Tubulars Tons- 1,000,000 2,000,000 3,000,000 Steel Mill Products TonsTubular ProductsSteel Mill Products

Revenue Growth History Montpelier Mobile Average CAGR = 20.7% Millions of $ 3,700 3,200 2,700 2,200 1,700 1,200 700 200 -300 95 96 97 98 99 00 01 02 03 04 05 LTM 9/30/06

IPSCO’s Value Creation Strategy Strong regional share position Value-added product introductions Dedicated sales force Growing direct customer base Expanding energy exposure Brand Loyalty Manufacturing Flexibility Well Positioned With Customers Diverse Product Offerings “Steel Short” Strategy Improved Capacity Utilization Regional Operating Platform Globally Competitive Cost and Quality Steel mills produce both plate & coil Product synergy drives efficiency Broad product diversity Market demand drives product mix More outlets for steel products than liquid steel capacity Mills sized for trough demand Purchase steel for peak demand Quality Productivity Asset Utilization Positioned to minimize volatility throughout the cycle - creating long-term SHAREHOLDER VALUE

IPSCO’s Value Creation Strategy Brand Loyalty Manufacturing Flexibility Well Positioned With Customers Diverse Product Offerings “Steel Short” Strategy Improved Capacity Utilization Regional Operating Platform Globally Competitive Cost and Quality Quality Productivity Asset Utilization Positioned to minimize volatility throughout the cycle - creating long-term SHAREHOLDER VALUE

Diverse Production And Geographic Capacity



Edmonton
Saskatoon
Red Deer
Surrey
Calgary
Regina
Brandon
Winnipeg
Thunder Bay
Minot
Dickinson
St. Paul
Toronto
Camanche
Lisle
Geneva
Montpelier
Blytheville
Houston
Mobile

Red Deer, Alberta
Pipe Mill 155,000

Surrey, British Columbia
Cut-to-Length Line 150,000

Calgary, Alberta
Pipe Mill 300,000

Camanche, Iowa
Pipe Mill 250,000

Geneva, Nebraska
Pipe Mill 120,000

Houston, Texas
Temper Mill and Cut-to-Length Line 300,000

Regina, Saskatchewan
Steelworks 1,000,000
Pipe Mills 660,000
Cut-to-Length Line 150,000

St. Paul, Minnesota
Temper Mill and Cut-to-Length Line 300,000

Toronto, Ontario
Temper Mill and Cut-to-Length Line 300,000

Montpelier, Iowa
Steelworks 1,250,000

Blytheville, Arkansas
Pipe Mill 300,000

Mobile, Alabama
Steelworks 1,250,000
Blast & Paint Line 222,000
Heat Treat and Normalizing 170,000

- Steel Products
- Tubular Products
- Coil Processing
- Scrap Processing Centers
- Operational Headquarters

Note: Capacity in Tons

45

IPSCO’s Products 3Q06 YTD Sales Distribution Discrete Plate & Coil52%Cut-to-Length15%Energy Tubulars20%Non-Energy Tubulars6%Large Diameter Tubulars7%

Steel Mill Man-Hours Per Ton 24% Improvement 0.820.750.620.680.700.00.20.40.60.81.0020304051H06

Improving Safety
Recordable Accidents
Per 200,000 Hours Worked



10
9
8
7
6
5
4
3
2
1
0
8.6
6.5
5.3
3.4
3.25
62% Improvement
2002
2003
2004
2005
1H06

Have reduced our accident rate by 60% while increasing output by 48%

48

* Includes Benefit Corridor and other charges Integrated Mini-mills Industry-Leading Profitability Operating Income Per Ton 10136277160151-$50$0$50$100$150$200$250$300AlgomaU.S. SteelAK *IPSCOSteel DynamicsNucorFull Year 2004Full Year 2005First Half 20063Q06

Employee Incentives Aligned with Shareholder Interest Incentives based on productivity, safety, and/or corporate profitability All Other Employees Rewarded for achieving Budget Goals and Return on Equity Key Managers Rewarded for Return on Capital and Performance Relative to Peers Senior Officers

IPSCO’s Value Creation Strategy Brand Loyalty Manufacturing Flexibility Well Positioned With Customers Diverse Product Offerings “Steel Short” Strategy Improved Capacity Utilization Regional Operating Platform Globally Competitive Cost and Quality More outlets for steel products than liquid steel capacity Mills sized for trough demand Purchase steel for peak demand Positioned to minimize volatility throughout the cycle - creating long-term SHAREHOLDER VALUE

More end-product demand than liquid steel making capacity allows us to purchase additional steel to meet customer demand Steel mill capacities are sized to ensure that they will be running continuously 24/7 at the bottom of the steel cycle* 3Q YTD Annualized 01002003004005006002000200120022003200420052006*Purchased Steel (000's tons)Purchased Steel

IPSCO’s Value Creation Strategy Brand Loyalty Manufacturing Flexibility Well Positioned With Customers Diverse Product Offerings “Steel Short” Strategy Improved Capacity Utilization Regional Operating Platform Globally Competitive Cost and Quality Steel mills produce both plate & coil Product synergy drives efficiency Broad product diversity Market demand drives product mix Positioned to minimize volatility throughout the cycle - creating long-term SHAREHOLDER VALUE

Powerful Product Synergies The Combination of Steel Production with downstream value-added processes is very powerful in: Product Marketing Cost Minimization Flexibility in Optimizing Product Production to Match Market Demand

Diverse Product Offerings Plate Offerings Light or heavy plate Carbon or alloy Coiled or flat Custom processing Tubular Offerings Small or large diameter ERW or spiral welded Carbon or alloy OCTG, line pipe and structural Product offerings have different demand cycles allowing us to offset weakness in one product line with strength in another

IPSCO Plate ProductsDirect sales to OEM (49%) Focus on strengthening direct relationships Sales to/through distributors/service centers (51%) Long established relationships with major service centers Various products with diverse uses and added value Discrete plate, cut-to-length, coil, blast & paint; heat-treat Heavy equipment, infrastructure, transportation, wind towers

Plate Consumers – Late-Cycle Performers

Growth Driver: Expansion of Value-Added Plate Products Normalized Plate Quench & Temper Plate Heavier Gauge Plate Higher Strength as Rolled Plate Blast & Painted Plate

IPSCO Tubular ProductsCalculated focus on the Energy Sector (83%): Manufacturing flexibility allows quick movement into higher margin energy sector productsOil Country Tubular Goods Leading position in key Western Canadian markets Competitive and growing presence in US Line Pipe Leading position in large diameter transmission pipe Full range of diameters Non-Energy Sectors (17%) Standard Pipe Water Distribution Construction/Industrial Oil & Gas Wells Oil & Gas Pipelines

Strong Tubular Shipments Growth



1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
Tons Shipped (000's)
Energy Tubulars
LD Energy Tubulars
Non-Energy Tubulars
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
LTM 9/30/06

60

Growth Driver: Energy Tubular

High energy prices and growing demand are expected to drive higher rig counts and consumption of energy tubulars



Red Deer
Calgary
Regina
Camanche
Blytheville

= High drilling activity areas



Rig Count – Canada
Spring Breakup
Current (Week 43)
Rig Count = 343
800
700
600
500
400
300
200
100
0
1
7
12
18
24
29
35
41
46
52
2002
2003
2004
2005
2006



Rig Count – US
Current (Week 43)
Rig Count = 1,744
1,950
1,700
1,450
1,200
950
700
2002
2003
2004
2005
2006

Source – Baker Hughes

61

Growth Driver: Large Diameter Pipe Need for large pipelines to bring natural gas from Alaska and Northern Canada to markets Project-based orders Production facilities located to capitalize on eventual construction Expanding core competency with Frontier Pipe Research Unit The outlook is very strong Booked to capacity into the third quarter of 2007 Potential Future Projects: 5,200,000 tons Alaska Gas Producers Mackenzie Valley Pipeline Other North American Oil & Gas projects including Oil Sands

Major DSAW Projects ProposedAlaska Gas 1,800 mi 48” 1,900,000 tons Mackenzie Gas 760 mi 30” 418,000 tons Enbridge – Gateway 721 mi 36” 360,000 tons Kinder Morgan – TMX, lower mainland loops 1,000 mi 30-36” 348,000 tons Enbridge – Alberta Clipper 1000 mi 36” 385,000 tons TCPL – Keystone 1200 mi 30” 400,000 tons Enbridge So. Access Ph 2 And Extension 321 mi 36-42” 136,000 tons Altex 2,000 mi 30” 570,000 tons Enbridge–Gulf Coast 2,055 mi 36" Texas Gas – 555 mi 36-42” CenterPoint – 730 mi 30,36,42” DSAW – Double Submerged Arc Weld

IPSCO’s Value Creation Strategy Strong regional share position Value-added product introductions Dedicated sales force Growing direct customer base Expanding energy exposure Brand Loyalty Manufacturing Flexibility Well Positioned With Customers Diverse Product Offerings “Steel Short” Strategy Improved Capacity Utilization Regional Operating Platform Globally Competitive Cost and Quality Positioned to minimize volatility throughout the cycle - creating long-term SHAREHOLDER VALUE

IPSCO’s strong position in energy tubulars Top 3 > 40% of North American Capacity Energy tubulars represent 81% of tubular shipments US SteelMaverickIPSCOLone StarNS Group 02004006008001,0001,200000's of tons2005 N.A. Energy Tubular Shipments will improve to #1 in capacity with a fully integrated welded and seamless energy tubular platform Source: Estimated from Company filings IPSCO/NS GroupUS SteelTenaris/MaverickLoneStarV&M Star05001,0001,5002,0002,5003,000Capacity (000's of Tons)Energy Tubular Capacity Canada & US

Top Plate Producer in North America Note: Based on 1H06 shipments including plate in coil form Source: Estimated from Company filings *Estimates which will complement IPSCO’s leading position in plate IPSCONucor Mittal USA*OregonAlgomaCitisteel*Jindal*05001,0001,5002,000Shipments (000's of Tons)

Global Capacity – Plate Producers 2005 (Includes Plate in Coil Form)Top 6 = 26% of Global Capacity % of Global Capacity Source: CRU Note: Includes Reversing and Steckel Mill Capacity Arcelor-MittalJFENipponIPSCOBaosteelPOSCO0%1%2%3%4%5%6%7%

History of innovation dating back decades: First in the world with X70 grade line pipe (1970) Arctic grade line pipe (1971) Just in time oilfield OCTG supply (1974) First in Canada with heat treated alloy OCTG (1983) High strength, low alloy, weldable steels Sour service ERW line pipe steels Premium casing connections for thermal and horizontal wells Frontier Pipe Research Centre Expansion (2005) Low cost producer Integrated steel and pipe maker Geographically well positioned Steady facility upgrades Low man-hours per ton Multiple competencies in multiple mills Bullet mill technology (Blytheville) Six Sigma based continuous improvement IPSCO is a Technology and Low Cost Leader in Pipe

Customers by Product Line Over 600 Customers Steel Mill Products Tubular Products Representative Customers Representative Customers Distributor 51% OEM’s 49% Distributor 67% OEM’s 33%

Sales Distribution by End Markets First Half 2006 All Products First Half 2006 Steel Mill Products Half of our product shipments are energy related Oil & Gas Industry6%Construction Products8%Machinery & Industrial Equipment9%Pipe & Tube Manufacturing12%Rail Transportation4%Shipbuilding/Marine Equipment7%Service Centers/Distributors51%Other3%Energy50%Transportation20%Construction12%Machinery & Industrial Equipment18%

IPSCO’s Energy Exposure IPSCO is favorably leveraged to the energy sector through multiple channels: Direct exposure through pipe business Exploration and development – OCTG Gathering and distribution – line pipe Transmission – large diameter line pipe Direct exposure through plate to energy fabricators Wind Towers, Offshore Platforms, Oilfield Tanks, etc Indirect exposure through sales to pipe making customers Two of top ten customers are major energy pipe producers Indirect exposure through suppliers of equipment to operators in energy sector Construction equipment, transportation (rail and barge)

IPSCO is Benefiting From Favorable Domestic plate supply conditions Consolidation in market Strong steel demand Strong demand allowing recovery of most cost increases Strong energy sector conditions Increased US policy and political emphasis on energy needs Strong energy tubular demand Tight material supply for pipe production Favorable global conditions US dollar valuation has decreased relative to other currencies Global growth in steel demand Strong Plate and OCTG prices

Summary IPSCO: Is Globally Competitive on cost and quality Has Significant Market Share in the plate and pipe markets it serves with complimentary product lines Leads in New Technologies necessary to make value-added steel and energy pipe for the oil & gas industry Employs a “Steel Short” strategy across complementary product lines which enables IPSCO to optimize production and profitability Possesses Financial Flexibility to support an opportunistic expansion/acquisition strategy Positioned to outperform our peers through the cycle - creating long-term SHAREHOLDER VALUE

Industry Outlook John Tulloch Executive Vice President – Steel and Chief Commercial Officer

Our outlook for the markets we serve remains positive Plate end-use customers have strong order books We continue to be bullish on the energy sector Secular energy trends support our recent capacity and capability enhancements that the NS Group acquisition will provide

Plate customers have strong order books Heavy equipment manufacturers experiencing strong demand related to infrastructure activity Transportation bill will generate bridge building that hasn’t yet begun Barge production is strong Most rail car production is strong Wind tower manufacturers are benefiting from the energy bill and are large users of sophisticated steel plate Large diameter pipe production is strong and requires high-margin, high-strength steel

We are very bullish on the energy sector Global demand is growing North American demand is growing Pricing is expected to remain above historical levels Pricing will stimulate continued drilling activity North America is the largest market for down hole energy tubulars Profitable growth in the attractive energy sector

Outlook For IPSCO’s Pipe Is Strong High energy prices driving hydrocarbon exploration, development and transportation, together with the development of alternative energy sources Exploration and development drilling is at a high level driving OCTG demand Development of Steel intensive oil sands Numerous large diameter transmission lines in development stage: Oil from Alberta to markets on West Coast or US refineries Multiple transmission lines in the US The Northern lines

World Energy Demand Is Growing 6000 5000 4000 3000 2000 1000 0 Oil will remain single largest fuel in primary energy mix. 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 Organization of the Petroleum Exporting Countries

Oil demand expected to grow 2% in 2007 No slowdown in growth expected in the near term Most of the growth will be met by non-OPEC production World Demand for Oil in Growing Source: EIA, Spears & Associates 7274767880828486882000200120022003200420052006E2007EMillion bpd

Spot Oil Price Outlook Oil prices expected to trade in the $70/bbl through 2007 Factors supporting higher prices include limited surplus production capacity, fear that global output is peaking and instability in oil-producing regions These price levels are expected to support strong exploration activity Source: NYMEX, Spears & Associates $50$55$60$65$70$75JFMAMJJASOND$/bbl20062007

US gas demand expected to grow 3.7% in 2007 assuming seasonal weather patterns Canadian demand for gas is growing due to oil sands needs and coal fired power generation conversion in Ontario North American Demand for Gas in Growing Source: EIA, Spears & Associates US Gas Demand20212223242000200120022003200420052006E2007ETCF

Spot Gas Price Outlook Current futures market implies and average price greater than $9 in 2007 Spears and Associates forecast is more conservative at $6.86 assuming $70/bbl oil, continued economic growth, seasonal weather patterns and rising gas demand These price levels are expected to support strong exploration activity Source: Spears & Associates $5$6$7$8$9JFMAMJJASOND$/mmbtu20062007

US rigs expected to grow 13% in 2007 assuming $70/bbl oil Both oil and gas expected to grow Rig count expected to grow 30% above 2006 levels over the next five years according to Spears & Associates forecast Expected influx of new rigs could reduce daily rig costs and increase exploration activity further US Rig Count GrowingSource: Baker Hughes, Spears & Associates 13001400150016001700180019002000210022002005200620072008200920102011

Canadian rigs expected to remain close to 2006 levels in 2007 Rig count expected to grow 8% above 2006 levels over the next five years Canadian Rig Count GrowingSource: Baker Hughes, Spears & Associates 01002003004005006002005200620072008200920102011

Over half of the worlds oil and gas drilling rigs operate in North America



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Provides strong demand for our energy products

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Strong Oil and Gas Industry Fundamentals Strong energy market conditions Sustained growth in global demand for oil and gas driving increased drilling activity Increased North American policy focus and political emphasis on energy needs Strong energy services sector North American rig counts at 20 year highs Higher OCTG consumption per rig due to drilling efficiencies Increased use of alloy tubulars required for deeper drilling and more technologically complex projects Positive near-term outlook High energy prices are expected to drive high rig counts Continued opportunities for competitive domestic producers

Secular trends support our recent capability and capacity investments Deeper more difficult wells require high strength pipe Increased Calgary heat-treat capacity NS Group acquisition will provide additional alloy ERW and seamless tubular capacity Oil and gas shipping projects require more LD pipe Increasing capacity of spiral mill by 25% New specifications require high strength steel Added heat-treat, quench and temper in Mobile Installed vacuum degasser at Montpelier Invested $5 million in Frontier Pipe Research Unit Consolidation has created suppliers with more diverse products Acquisition of NS Group adds seamless pipe and various oil services and accessories to product offerings

Outlook Robust end user demand for steel mill products is expected to continue into 2007 North American energy tubular end-user demand is expected to remain strong The spiral pipe facilities are booked at full capacity through the third quarter of 2007 Fourth quarter shipments are expected to be comparable to third quarter shipments of 1,042,000 tons Fourth quarter margins will be negatively affected by planned production cut-backs, higher maintenance expense and a less favorable product mix Excluding any impact of the NS Group acquisition, foreign exchange gains or losses, share price volatility and assuming an effective tax rate of 36%, we forecast fourth quarter earnings to be in the range of $3.30 to $3.50 per diluted share

IPSCO Positioned To Grow The Company has 50 years experience in the oil and gas sector Has the financial resources to invest in new opportunities With steel mills now positioned, strategy is to increase steel take-away capability Energy sector pipe is a desirable, value-added outlet for steel IPSCO has significant room to grow in North American energy pipe market Current direction is to grow state-of-the-art capability through greenfield construction and/or acquisition

Summary Underlying demand is strong for the market sectors we have chosen to serve We have made strategic capital investments to enhance value-added product offerings We are positioned to benefit from current strong market fundamentals

David Sutherland President and Chief Executive Officer Dave Sutherland has been President and CEO of IPSCO Inc. since January, 2002. He joined IPSCO in 1977. Early in his career he held senior managerial positions in the staff areas of Employee and Industrial Relations in Regina. In April, 2000 Sutherland moved to the company’s newly formed operational headquarters in Lisle, Illinois, a suburb of Chicago. He was promoted to Executive Vice President and Chief Operating Officer in April, 2001, and to President and CEO just nine months later. Dave Sutherland’s IPSCO career has seen him work in all aspects of the company’s business – steel, tubulars, and coil processing. He has held important line and staff positions and has been deeply involved in both manufacturing and sales. During Dave Sutherland’s tenure with IPSCO the company has grown from a relatively small Western Canadian steel and pipe company to a NAFTA – based bi-national multi location developer and producer of high quality steel and tubular products. IPSCO sales have increased over 360% since 1997 to nearly $2.5 billion US in 2004. In addition to his broad experience in all aspects of IPSCO’s business, Dave Sutherland possesses a Bachelor of Commerce degree from the University of Saskatchewan and a Masters of Business Administration from the Katz Graduate School of Business at the University of Pittsburgh. Mr. Sutherland also holds directorships with the Steel Manufacturers Association (SMA) where he is Treasurer, the American Iron & Steel Institute (AISI) where he is the Vice Chair, the Canadian Steel Producers Association (CSPA) where he is Chair, the International Iron & Steel Institute (IISI), National Association of Manufacturers (NAM) and the C.D. Howe Institute. He is a member of the Canadian Council of Chief Executives and of the Council’s North American Security and Prosperity Initiative.

John Tulloch Executive Vice President – Steel and Chief Commercial Officer John Tulloch was born in New Zealand. He received his post-secondary education at Lincoln College, University of Canterbury followed by post-graduate studies leading to an M.Sc. Degree at the University of Manitoba. John joined New Zealand Steel Ltd. In Auckland, New Zealand in 1973 and worked there in a marketing capacity until joining IPSCO in Regina, Saskatchewan in 1977. At IPSCO, he progressed through the Company, being appointed a Corporate Vice President in 1985 and from 1993 through 1999 was General Manager of the Company’s tubular business. Currently John is Executive Vice President, Steel and Chief Commercial Officer for IPSCO. In this role, John has direct responsibility for the Company’s steel products business and also for overall corporate commercial direction.

Vicki Avril Senior Vice President and Chief Financial Officer Ms. Avril joined IPSCO in May 2004 after nearly 30 years of financial, treasury and accounting management experience including 23 years in the steel industry. From 2001 to 2003 Ms. Avril served as Senior Vice President and Chief Financial Officer of Wallace Computer Services, a $1.6 billion publicly held print management company. Ms. Avril was deeply involved in the sale of Wallace to Moore Corp., forming MooreWallace, the third largest printing company in the United States. Prior to joining Wallace, Ms. Avril was Vice President Finance and Chief Financial Officer for Inland Steel Industries, the $5 billion NYSE-listed parent company of steel manufacturer Inland Steel and steel distributor Ryerson Tull, headquartered in Chicago, Illinois. Prior to assuming the CFO slot, Ms. Avril also served Inland for four years as Corporate Treasurer and Director of Planning and earlier in her career received numerous promotions in the finance, treasury and accounting functions over her 23 years with Inland. Ms. Avril earned her MBA in Finance from the University of Chicago and her B.S. in Accounting from the University of Illinois. She serves as a Director of Greif, Inc. a $2 billion NYSE-listed company that is a world leader in industrial packaging products and services.

David Britten Vice President – Corporate Development David Britten joined IPSCO in 1985. Mr. Britten is a graduate of the Technical University of Nova Scotia holding a B.Eng in Mechanical Engineering (1983). Mr. Britten also holds a M.Sc. Degree from Queen's University at Kingston in Mechanical Engineering (1985). While at IPSCO, he has worked in a variety of positions including product development, tubular sales, business development, quality assurance, operations management, general manager of tubular products, and is currently VP Corporate Development.  Mr. Britten is a member of a number of various industry organizations.

Joseph Russo Senior Vice President and Chief Technical Officer Joseph Russo joined IPSCO Inc. in 1983 as Melt Shop Superintendent and has worked his way through IPSCO holding progressively more responsible positions culminating in his appointment as Senior Vice President and Chief Technical Officer. Mr. Russo holds a Bachelor of Science degree in Metallurgical Engineering from Grove City College and a Master of Business Administration from the University of Pittsburgh. Prior to joining IPSCO, Mr. Russo held steel manufacturing positions with New Jersey Steel and Crucible Alloy & Stainless.

Phil Marusarz Corporate Controller Mr. Marusarz joined IPSCO in March 2001 as Treasurer and held that position until his appointment as Corporate Controller in October 2003. Prior to joining IPSCO, Mr. Marusarz held various senior financial positions with public and private companies in the manufacturing and service industries, including Nalco, Invensys, Honeywell, Strategic Media Research and Zenith Electronics. Mr. Marusarz earned his MBA and his B.A. in economics from the University of Illinois in Champaign. He is a CMA and CPA and is an active member of the FEI.

Thomas Filstrup Director of Investor Relations Mr. Filstrup joined IPSCO in August 2005 after more than 20 years of investor relations and financial experience with Whirlpool Corporation, where he was most recently Director, Investor Relations. Mr. Filstrup joined Whirlpool at its corporate headquarters in Benton Harbor, Michigan in 1983 and held various positions in the internal audit department. In 1988 Mr. Filstrup was named Director of Investor Relations where he developed Whirlpool’s first investor relations marketing program. From 1988 to 1997 Mr. Filstrup was also responsible for managing the assets of the company’s $2 billion Pension and 401(k) plans. Prior to joining Whirlpool, he was self-employed and owned and operated three restaurants in the Austin, Texas area. Mr. Filstrup earned his MBA from Northwestern University and his B.S. in Mechanical Engineering from the University of Michigan. He has been active with the National Investor Relations Institute (NIRI) as both a member of the National Board of Directors and Chair of the Audit Committee. Mr. Filstrup is also a member of the NIRI Senior Roundtable and MAPI Investor Relations Council.